Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Income Taxes
NOTE 10	-	INCOME TAXES

A.	The Law for Encouragement of Capital Investments, 1959

Commencing in 1994, the Company's operations were granted "approved enterprise" status under the Law for Encouragement of Capital Investments, 1959 (the "Investment Law"). Reduced tax rates applied to the Company's income from the approved enterprise (which was determined based upon the increase in the Company's revenue during the first year of its having the above-mentioned status as compared to the year before).

In the event of a distribution of cash dividends to shareholders of earnings subject to the approved enterprise exemption, the Company will be liable for tax at a rate of 25% on such earnings. The Company has not provided deferred taxes on future distributions of tax-exempt earnings, as management and the Board of Directors have determined not to make any distribution that may result in a tax liability for the Company. Accordingly, such earnings have been considered to be permanently reinvested.

On May 12, 2011 and August 4, 2011, the Company declared special cash dividends of NIS 0.45 per share and NIS 0.80 per share, respectively (approximately $0.12 and $0.22, based on the exchange rate published by the Bank of Israel as of the payment dates), which were payable on June 20, 2011 and September 12, 2011 to shareholders of record as of May 31, 2011 and August 24, 2011, respectively. On May 17, 2012 and November 7, 2012, the Company declared special cash dividends of NIS 0.78 per share and NIS 0.41 per share, respectively (approximately $0.20 and $0.11, based on the exchange rate published by the Bank of Israel as of the payment dates), which were payable on June 25, 2012 and December 17, 2012 to shareholders of record as of June 4, 2012 and November 28, 2012, respectively. The Company believes that these distributions were not made out of earnings subject to the exemption from the payment of corporate tax provided to an Approved Enterprise.

On April 1, 2005, a significant amendment to the Investment Law became effective. Despite the amendment, any terms and benefits included in any certificate of approval that was granted before the amendment came into effect will remain subject to the provisions of the Investment Law, as in effect on the date of such approval. Pursuant to the amendment, the Investment Center will continue to grant approved enterprise status to qualifying investments. The amendment, however, limits the scope of enterprises that may be approved by the Investment Center by setting criteria for the approval of a facility as an approved enterprise, such as provisions generally requiring that at least 25% of an approved enterprise's income will be derived from export.

In January 6, 2011 an amendment to the Investment Law was published. The 2011 Amendment canceled the availability of the benefits granted in accordance with the provisions of the Investment Law prior to 2011 and, instead, introduced new benefits for income generated by a "Preferred Company" through its Preferred Enterprise (as such term is defined in the Investment Law) effective as of January 1, 2011 and onward.  A Preferred Company is defined as either (i) a company incorporated in Israel and not fully owned by a governmental entity or (ii) a limited partnership (a) that was registered under the Israeli Partnerships Ordinance and (b) all limited partners of which are companies incorporated in Israel, but not all of them are governmental entities, which, in the case of the company and companies referenced in clauses (i) and (ii)(b), have, among other things, Preferred Enterprise status and are controlled and managed from Israel.  Pursuant to the 2011 Amendment, a Preferred Company is entitled to a reduced corporate tax rate of 15% with respect to its preferred income derived by its Preferred Enterprise in 2011-2012, unless the Preferred Enterprise is located in a certain development zone, in which case the rate will be 10%. Such corporate tax rate will be reduced to 12.5% and 7%, respectively, in 2013-2014 and to 12% and 6% in 2015 and thereafter, respectively.  Income derived by a Preferred Company from a 'Special Preferred Enterprise' (as such term is defined in the Investment Law) would be entitled, during a benefits period of 10 years, to further reduced tax rates of 8%, or to 5% if the Special Preferred Enterprise is located in a certain development zone.

Dividends paid out of income attributed to a Preferred Enterprise are generally subject to withholding tax at source at the rate of 15% or such lower rate as may be provided in an applicable tax treaty. However, if such dividends are paid to an Israeli company, no tax will be withheld.

The 2011 Amendment also provided transitional provisions to address companies already enjoying current benefits. These transitional provisions provide, among other things, that: (i) terms and benefits included in any certificate of approval that was granted to an Approved Enterprise, which chose to receive grants, before the 2011 Amendment came into effect, will remain subject to the provisions of the Investment Law as in effect on the date of such approval, while the 25% tax rate applied to income derived by an Approved Enterprise during the benefit period will be replaced with the regular corporate income tax rate (24% in 2011), unless a request is made to apply the provisions of the Investment Law as amended in 2011 with respect to income to be derived as of January 1, 2011 (such request should be made by way of an application to the Israeli Tax Authority by June 30, 2011 and may not be withdrawn); and (ii) terms and benefits included in any certificate of approval that was granted to an Approved Enterprise, which had participated in an alternative benefits program, before the 2011 Amendment came into effect will remain subject to the provisions of the Investment Law as in effect on the date of such approval, provided that certain conditions are met.  However, a company that has such an Approved Enterprise can file a request with the Israeli Tax Authority, according to which its income derived as of January 1, 2011 will be subject to the provisions of the Investment Law, as amended in 2011; and (iii) a Benefited Enterprise can elect to continue to benefit from the benefits provided to it before the 2011 Amendment came into effect, provided that certain conditions are met, or file a request with the Israeli Tax Authority according to which its income derived as of January 1, 2011 will be subject to the provisions of the Investment Law as amended in 2011.

As the Company is no longer eligible for any benefits under its previous Approved Enterprises, in early May 2011 the Company informed the Israeli Tax Authority that it opted to be subject to the provisions of the Investment Law under the 2011 Amendment, effective as of January 1, 2011.

Pursuant to a recent amendment to the Investments Law which became effective on November 12, 2012, a company that elects by November 11, 2013 to pay a reduced corporate tax rate as set forth in that amendment (rather than the regular corporate tax rate applicable to Approved Enterprise  earnings) with respect to undistributed exempt earnings accumulated by the company until December 31, 2011 will be entitled to distribute dividends from such earnings without being required to pay additional corporate tax with respect to such dividends. A company that has so elected must make certain qualified investments in Israel over the five-year period commencing in 2013. A company that has elected to apply the amendment cannot withdraw from its election. As of December 31, 2012 Cimatron intended to elect to benefit from such reduced corporate tax rate on exempt Approved Enterprise earnings, in case such earnings are distributed to shareholders, hence a deferred tax provision in the amount of $787 is included in the Company's financial statements for the year ended December 31, 2012. Such tax payment is expected to release the Company's entire exempt Approved Enterprise earnings of approximately $7,900 for future cash distributions.

On December 27, 2012 and February 5, 2013, the Company declared special cash distributions of NIS 1.60 per share and NIS 1.54 per share, respectively (approximately $0.43 and $0.41, based on the exchange rate published by the Bank of Israel as of the payment dates), which were payable on February 4 and March 5, 2013 to shareholders of record as of January 17 and February 15, 2013, respectively. These distributions were made from paid-in capital, following a court approval that was given in April 2012, allowing the distribution of up to $10 million to Cimatron shareholders, and following a ruling that was obtained from the Israeli Tax Authority. Further distributions under the said court approval and tax ruling, if any, are subject to subsequent Board of Directors approval of specific payments out of the total potential distribution amount. The above-mentioned ruling from the Israeli Tax Authority (the "Ruling") dictated, among other things, that any distributions made under the above-mentioned court approval would be considered as distributions that were made out of earnings subject to the exemption from the payment of corporate tax provided to an Approved Enterprise, up to the total amount of such exempt earnings. The Ruling also provided that if the Company would elect to benefit from reduced corporate tax rate on exempt Approved Enterprise earnings pursuant to the above-mentioned amendment to the Investments Law which became effective on November 12, 2012, such reduced tax rate would apply to distributions made under the court approval. In January 2013 the Company elected to benefit from the reduced tax rate and in February 2013 the Company paid to the Israeli Tax Authority the amount of approximately $787.

B.	Current income taxes.

The Company's current income tax liability in 2012, 2011 and 2010, based on its income in such years, is presented in the following table:

	Year ended December 31,
	2 0 1 2	2 0 1 1	2 0 1 0

Income (loss) before taxes on income:
Domestic (Israel)	$1,124	$646	$127
Foreign	4,355	3,292	2,095
	5,479	3,938	2,222
Provision for income taxes:
Deferred taxes	(104)	(504)	(347)
Current taxes	(1,666)	(823)	(310)
	$(1,770)	$(1,327)	$(657)

C.	Deferred income taxes

The corporate tax rate in Israel is as follows: 2009 - 26%, 2010 - 25%, 2011 - 24%.

In July 23, 2009 the Israeli Parliament (Knesset) passed the Economic Efficiency Law (Legislative Amendments for implementation of the economic plan for 2009 and 2010) of 2009 which defined, inter alia, further gradual reductions of corporate tax rates and real capital gains tax, in Israel, starting in 2011, to the following rates: 2012 - 23%, 2013 - 22%, 2014 - 21%, 2015 - 20% and in 2016 and onwards - 18%. Such tax reductions have no significant impact on the Company's financial statements.

On September 26, 2011 the Social-Economic Reform Committee headed by Professor Manuel Trajtenberg published a report with its recommendations. Consequently, on  December 6, 2011, the Law for Change in the Tax Burden (Legislative Amendments), based on the recommendations in the Tax Section of that report, was published, after being approved in a third reading in the Knesset.

The main changes of the new law regarding corporate income taxes are as follows:

1.	Cancellation of the planned gradual reduction of income taxes and corporate income taxes commencing in 2012.

2.	Increase of the corporate income tax rate to 25% in 2012.

3.	Increase of the capital gains tax rate to 25%.

Such tax rate changes have no significant impact on the Company's financial statements.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Significant components of the deferred tax assets and liabilities of the Company and its subsidiaries are as follows.

	December 31,
	2 0 1 2	2 0 1 1

Deferred tax assets:
Loss carryforwards	$703	$1,521
Temporary differences	439	-
Other reserve and allowances	55	49
Total deferred tax assets	1,197	1,570
Valuation allowance	(827)	(1,520)
	$370	$50
Deferred tax liabilities:
Intangible assets	(638)	$(1,002)
Exempt Approved Enterprise earnings	(787)	-
Total deferred tax liabilities	(1,425)	(1,002)
Total deferred tax assets (liabilities), net	$(1,055)	$(952)

The Company has provided valuation allowances in respect of deferred tax assets mainly resulting from temporary differences and from net operating loss carry forwards in Italy.

C.	Deferred income taxes

Management currently believes that it is more likely than not that those deferred tax assets will not be utilized in the foreseeable future.

D.
Under the Income Tax Law (Adjustments for Inflation) 1985, income for tax purposes was measured in terms of earnings in NIS, adjusted for the changes in the Israeli Consumer Price Index (the "CPI"), until tax year 2007. Such adjustments for inflation were not in effect starting tax year 2008.  The following table presents a reconciliation of the Company's income taxes calculated at the statutory tax rate in Israel to the actual income tax reported in the Company's financial statements:

	Year ended December 31,
	2 0 1 2	2 0 1 1	2 0 1 0

Income (loss) before income taxes as reported
in the consolidated statements of operations	$5,479	$3,938	$2,222

Income taxes under statutory tax rate	1,816	1,257	907

Increase (decrease) in taxes:

Decrease in valuation allowance	(693)	(190)	(240)
Increase in taxes resulting from permanent differences and non deductible expenses	(48)	204	307
Tax in respect of prior years	711	-	(243)
Differences in taxes arising from differences between Israeli currency income and dollar income, net *	172	56	(67)
Other	(188)	-	(7)
Income taxes in the statements
of operations	$1,770	$1,327	$657

*
Differences between Israeli currency income and dollar income are based on changes in the Israeli CPI (the basis for computation of taxable income in Israel) and the exchange rate of Israeli currency relative to the dollar.

A reconciliation of the beginning and ending amount of unrecognized tax benefits related to uncertain tax positions is as follows:

Year ended
December 31,
2 0 1 2

Balance at January 1, 2012	$544
Gross change tax positions of current period	463
Gross change for tax positions of prior year	(220)
Balance at December 31, 2012	$787

The Company believes that it has adequately provided for any reasonably foreseeable outcomes related to tax audits and settlement. The final tax outcome of its tax audits could be different from that which is reflected in the Company's income tax provisions and accruals. Such differences could have a material effect on the Company's income tax provision and net income in the period in which such determination is made.

E.	Tax assessments

The Company has been issued final tax assessments by the Israeli income tax authorities through the tax year ended December 31, 2006.

The Company's subsidiary in Germany has been issued final assessments by the German tax authorities through the tax year ended December 31, 2007 and is currently under assessment for the years 2009-2011.

The Company's subsidiary in Italy has been issued final assessments by the Italian tax authorities through the tax year ended December 31, 2007.